UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

653 Collins Avenue, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 385-1861

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Information

This Current Report on Form 8-K is being filed by Siebert Financial Corp. (the “Company”) solely to amend the auditor’s consent included as Exhibit 23.1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024 (the “Form 10-K/A”). The revised consent updates the date of the audit opinion and the registration statement references in the consent that was filed with the Form 10-K/A. The revised consent is filed as Exhibit 23.1 hereto and supersedes and replaces the consent that was filed with the Form 10-K/A. The revised consent does not change any previously reported financial results of operations or any disclosure contained in the Form 10-K/A.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
23.1	Consent of Crowe LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 10, 2025	SIEBERT FINANCIAL CORP.

	By	/s/ John J. Gebbia
John J. Gebbia Chief Executive Officer and Chairman (Principal executive officer)

By	/s/ Andrew H. Reich
Andrew H. Reich Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary (Principal financial and accounting officer)

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